UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 19, 2018

RAIT Financial Trust

__________________________________________

(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Two Logan Square, 100 N. 18th St., 23rd Floor, Philadelphia, Pennsylvania		19103
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:		(215) 207-2100

N/A

________________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 19, 2018, RAIT CRE Conduit II, LLC (the “Seller”), RAIT Financial Trust (“RAIT”) (as guarantor under the UBS MRA (defined below) and UBS AG (the “Buyer”), entered into Assignment and Amendment No. 7 (the "UBS Amendment ") to the Master Repurchase Agreement dated as of January 24, 2014 (as previously amended, the "UBS MRA") among such parties. The UBS Amendment provides that the audited financial statements for any financial reporting party, which term is defined as including RAIT, for the year ending December 31, 2017 would be excluded for purposes of determining such financial reporting party’s compliance with a designated provision of the UBS MRA.  The UBS Amendment also includes RAIT’s reaffirmation of its guaranty of the UBS MRA.

Certain affiliates of the Buyer are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. These affiliates have engaged, and may in the future engage, in commercial and investment banking transactions with RAIT and its affiliates in the ordinary course of their business. They have received, and expect to receive, customary compensation and expense reimbursement for these commercial and investment banking transactions.

The summary in this report of the document filed as exhibit 10.1 hereto does not purport to be complete and is qualified in its entirety by reference to the full text of such document which is incorporated herein by reference. Such exhibit has been filed solely to provide information regarding their terms. Such exhibit may contain representations and warranties that the parties thereto made solely for the benefit of the other parties. In addition, such representations and warranties (i) may have been qualified by confidential disclosures made to the other party in connection with such document, (ii) may be subject to a materiality standard which may differ from what may be viewed as material by investors, (iii) were made only as of the date of such document or such other date as is specified therein and (iv) may have been included in such document for the purpose of allocating risk between or among the parties thereto rather than establishing matters as facts.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

10.1	Amendment No. 7 to Master Repurchase Agreement dated as of January 19, 2018 among RAIT CRE Conduit II, LLC, as seller, UBS AG, as buyer, and RAIT Financial Trust, as guarantor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

January 24, 2018	By:	/s/ Scott L.N. Davidson

Name: Scott L.N. Davidson
Title: Chief Executive Officer and President